Exhibit 10.6

CONSENT AND RELEASE

This Consent and Release (this “Agreement”), dated as of March 9, 2016, is entered into by and among TOWERSTREAM CORPORATION, a Delaware corporation (“Parent”), TOWERSTREAM I, INC., a Delaware Corporation (“Towerstream I”), HETNETS TOWER CORPORATION, a Delaware corporation (“Hetnets”), ALPHA COMMUNICATIONS CORP., a Delaware corporation (“Alpha”), OMEGA COMMUNICATIONS CORP., a Delaware corporation (“Omega”), TOWERSTEAM HOUSTON, INC., a Texas corporation (“Houston”; collectively with Parent, Towerstream I, Hetnets, Alpha, Omega, the “Loan Parties”), and MELODY BUSINESS FINANCE, LLC, a Delaware limited liability company, as administrative agent under the Loan Agreement described below (in such capacity, the “Administrative Agent”) and on behalf of the lenders party to the Loan Agreement (the “Lenders”). Capitalized terms that are not otherwise defined herein shall have their defined meanings under the Loan Agreement, dated as of October 16, 2014, by and among the Parent, Towerstream I, Hetnets, the Administrative Agent and the Lenders (the “Loan Agreement”).

WITNESSETH:

WHEREAS, the Loan Parties seek to Dispose of certain Property described on Exhibit A hereto (the “TWC Assets”) pursuant to that certain Asset Purchase Agreement among Parent, Towerstream I, and Time Warner Cable Enterprises LLC, substantially in the form of Exhibit B hereto (the “Asset Purchase Agreement”) which Disposition would breach covenants set forth in the Loan Documents if consummated without the consent set forth herein (the Disposition of the TWC Assets in accordance with the Asset Purchase Agreement is hereinafter referred to as the “TWC Disposition”);

WHEREAS, the Administrative Agent and the Lenders have agreed to consent to the TWC Disposition as set forth below;

NOW, THEREFORE, in consideration of the covenants and mutual promises contained herein and other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged and intending to be legally bound hereby, the parties agree as follows:

SECTION 1.     Consent and Release.

1.1     Consent. In accordance with Section 16.1 of the Loan Agreement, the Administrative Agent and the Lenders hereby consent to the TWC Disposition.

1.2     Release. Concurrently with the consummation of the TWC Disposition, the Administrative Agent, on behalf of itself and the Lenders hereby releases all Liens on, and security interests in, the TWC Assets arising under the Loan Documents. In connection with such release, the Lenders authorize the Administrative Agent to make such filings or execute such other documents as are reasonably requested by the Loan Parties to evidence such release, in each case at the expense of the Loan Parties.

1.3     Limitation of Consent and Release. The consent and release set forth in this Section 1 are effective solely for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, (b) release any Collateral other than the TWC Assets or (c) otherwise prejudice any right or remedy which the Administrative Agent or the Lenders may now have or may have in the future under or in connection with any Loan Document. This Agreement shall be deemed to be a Loan Document. Except as herein amended, each Loan Document is hereby ratified and confirmed and shall remain in full force and effect.

SECTION 2.     Representations and Warranties. To induce the Administrative Agent and the Lenders to enter into this Agreement, the Loan Parties hereby represent and warrant to the Administrative Agent and the Lenders as follows:

2.1     Immediately after giving effect to this Agreement (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (b) no Event of Default has occurred and is continuing after giving effect to this Agreement;

2.2     Each of the Loan Parties has the power and authority to execute and deliver this Agreement and to perform its obligations under the Loan Documents, as amended by this Agreement;

2.3     The execution and delivery by each Loan Party of this Agreement and the performance by each Loan Party of its obligations under the Loan Documents, as amended by this Agreement, have been duly authorized;

2.4     The execution and delivery by each Loan Party of this Agreement and the performance by each Loan Party of its obligations under the Loan Documents, as amended by this Agreement, do not and will not contravene (i) any law or regulation binding on or affecting such Loan Party, (ii) any contractual restriction with a person binding on such Loan Party, (iii) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on such Loan Party, or (iv) the organizational documents of such Loan Party;

2.5     The execution and delivery by each Loan Party of this Agreement and the performance by such Loan Party of its obligations under the Loan Documents, as amended by this Agreement, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on such Loan Party, except as already has been obtained or made;

2.6     This Agreement has been duly executed and delivered by each Loan Party and is the binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights;

2.7     No Loan Party or Affiliate of any Loan Party will receive Net Cash Proceeds in connection with the TWC Disposition; and

2.8     Exhibit A attached hereto sets forth a complete and accurate description of the TWC Assets.

SECTION 3.     Counterparts. The execution and delivery of this Agreement by the Loan Parties, the Administrative Agent and the Lenders shall constitute a contract between them for the uses and purposes set forth in the Loan Documents, as amended by this Agreement, and this Agreement may be executed in any number of counterparts, with each executed counterpart constituting an original and all counterparts together constituting one agreement. A signature delivered by facsimile shall constitute an original.

SECTION 4.     Effectiveness. This Agreement shall become effective upon the execution hereof by the Loan Parties and the Administrative Agent for itself and at the direction and on behalf of each of the Lenders and that certain Amendment No. 1 to Warrant and Registration Rights Agreement, dated the date hereof.

SECTION 5.     Expenses. The Loan Parties shall pay the reasonable fees and expenses of the Administrative Agent in connection with this Agreement, including the reasonable fees and expenses of counsel to the Administrative Agent.

[END OF TEXT]

[SIGNATURE PAGE TO CONSENT AND RELEASE]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date set forth above.

LOAN PARTIES:

TOWERSTREAM CORPORATION, a Delaware

corporation

By:  /s/ Philip Urso

        Name: Philip Urso
        Title: Sole Officer

TOWERSTREAM I, INC., a Delaware corporation

By:  /s/ Philip Urso

       Name: Philip Urso
       Title: Interim CEO

HETNETS TOWER CORPORATION, a Delaware

corporation

By:  /s/ Philip Urso

       Name: Philip Urso
       Title: Sole Officer

ALPHA COMMUNICATIONS CORP., a Delaware

corporation

By:  /s/ Philip Urso

       Name: Philip Urso
       Title: Sole Officer

OMEGA COMMUNICATIONS CORP., a Delaware

corporation

By:  /s/ Philip Urso

       Name: Philip Urso
       Title: Sole Officer

TOWERSTREAM HOUSTON, INC., a Texas corporation

By:  /s/ Philip Urso

       Name: Philip Urso
       Title: Sole Officer

ADMINISTRATIVE AGENT:

MELODY BUSINESS FINANCE, LLC, a

Delaware limited liability company

By: /s/ C. Andres Scaminaci

       Name: C. Andres Scaminaci
       Title: Authorized Signatory

LENDERS:

MELODY BUSINESS FINANCE, LLC, a

Delaware limited liability company at the

direction and on behalf of the Lenders

By: /s/ C. Andres Scaminaci

       Name: C. Andres Scaminaci
       Title: Authorized Signatory

Exhibit A

TWC Assets

The “TWC Assets” shall consist of the “Assets” (as defined in Section 1.1.1 of the Asset Purchase Agreement) purchased by Buyer from Parent and Company pursuant to the Asset Purchase Agreement but specifically excluding the “Excluded Assets” (as defined in Section 1.2 of the Asset Purchase Agreement).

Capitalized terms used and not defined in this Exhibit A have the meanings ascribed to such terms in the Asset Purchase Agreement, dated as of March ___, 2016, among Towerstream I, Inc., Towerstream Corporation, and Time Warner Cable Enterprises LLC (the “Asset Purchase Agreement”).

Exhibit B

Form of Asset Purchase Agreement